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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 3, 2002


                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)


              Nevada                                     000-21953                                 87-0429198
  (State or other jurisdiction                   (Commission File Number)                         (IRS Employer
of incorporation or organization)                                                              Identification No.)


                         2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)


                                 (713) 641-3838
              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant

    PricewaterhouseCoopers LLP ("PwC") audited the financial statements of the Company for the three years ended December 31, 2001, and were dismissed on April 2, 2002. The Company engaged Ham, Langston & Brezina, LLP ("HLB") as its new independent accountant on April 3, 2002.

    There were no disagreements between the Company and PwC whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Since January 1, 2002, and through the present, there were no reportable events requiring disclosure. The Company has authorized HLB to respond fully to inquiries from PwC regarding the disclosure in this Form 8-K.

    The reports of PwC for the three years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, however, such reports included an emphasis of a matter regarding the Company's ability to continue as a going concern for the years ended December 31, 2000 and 2001.

    The decision to change principal accountants was recommended and approved by the Company's Audit Committee and Board of Directors and made at their request.

    During the Company's three most recent fiscal years, and since then, PwC has not advised the Company that any of the following exist or are applicable:

        (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

        (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

        (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

    Prior to the engagement of HLB as independent accountants, the Company had not consulted HLB regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

    PwC has provided a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-K Item 304 as to whether PwC agrees with the disclosure in this Form 8-K. This letter is attached hereto as Exhibit "A".

    The Company has provided the disclosure in this Form 8-K to HLB and has given HLB an opportunity to provide a letter addressed to the Securities and Exchange Commission.

Item 7.  EXHIBITS

    16.1 *        Letter on change in certifying accountant

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    *    Included herein.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENVIRONMENTAL SAFEGUARDS, INC.




Date: April 3, 2002                    By: /s/ James S. Percell
                                           -------------------------------------
                                           James S. Percell, Director, Chairman
                                           of the Board, Chief Executive Officer
                                           and President


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                                INDEX TO EXHIBITS

Exhibit No.       Description
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16.1              Letter on Change in Certifying Accountant



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